SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2002

MAREX, INC.

(Exact name of registrant as specified in charter)

Florida	000-25129	65-0354269

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 South Bayshore Drive, 5th Floor, Miami, Florida	33133

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (305) 285-2003

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

On August 15, 2002, Marex, Inc., a Florida corporation (the “Company”), and Software Support Team, Inc., a Florida corporation and a wholly owned subsidiary of the Company (“SST”), entered into an Asset Purchase Agreement (the “Agreement”) with Exuma Technologies, Inc., a Florida corporation (“Exuma”), pursuant to which SST sold substantially all of its assets related to the operations of SST’s DockMaster software (the “Transaction”).

Under the terms of the Agreement, the total consideration received by the Company was $1,526,909 (the “Purchase Price”), of which (i) $279,302 was paid to the Company in cash, (ii) $1,136,108 of seller financed notes payable was assumed by Exuma, and (iii) $111,499 of operating liabilities was assumed by Exuma.

The assets disposed of included accounts receivable, prepaid expenses, inventory and software development costs. The liabilities assumed included a seller-financed note payable and operating liabilities such as accounts payable and accrued expenses and capital lease obligations.

The Purchase Price, as well as the other terms and conditions of the Agreement, were determined as a result of arm’s-length negotiations among representatives of the parties to the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the text of the Agreement, a copy of which has been filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

On July 24, 2002 and August 16, 2002, the Company issued press releases relating to the Transaction, copies of which are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

     Not applicable.

(b) Proforma Financial Information.

On August 31, 2002, the Company and SST sold substantially all of SST’s assets related to the operations of SST’s DockMaster software to Exuma, an unrelated third party. The assets disposed of included accounts receivable, prepaid expenses, inventory, and software development costs. The liabilities assumed included a seller-financed note payable and operating liabilities such as accounts payable and accrued expenses and capital lease obligations.

Pro forma financial information is presented below which discloses the changes necessary to the balance sheet at December 31, 2001 as if the transaction was consummated on that date, and to the statement of operations for the year ended December 31, 2001 and the six months ended June 30, 2002 as if the transaction had occurred on January 1, 2001. The pro forma results for the statement of operations exclude material non-recurring charges directly attributable to the transaction (see Note 15). The proforma adjustments are based on available information and upon certain assumptions that the Company believes are reasonable under the circumstances.

MAREX, INC. AND SUBSIDIARIES

CONDENSED PRO FORMA BALANCE SHEET
JUNE 30, 2002

	Consolidated	Disposition of Assets
	Results As Reported	Inc/(Dec)	Pro Forma Results

		(Unaudited)	(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$720,538	$221,344	$941,882
Accounts receivable, net	149,294	(149,294)	—
Inventories	8,303	(8,303)	—
Prepaid expenses and other current assets	163,028	(2,925)	160,103
Loan to related party	441,680	—	441,680

Total current assets	1,482,843	60,822	1,543,665

Property and equipment, net	571,404	(52,243)	519,161

Other assets:
Software development costs, net	2,000,548	(1,447,293)	553,255
Goodwill	304,086	(304,086)	—
Deposits and other assets	195,066	(19,547)	175,519

Total other assets	2,499,700	(1,770,926)	728,774

Total assets	$4,553,947	$(1,762,347)	$2,791,600

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of seller-financed note payable	$705,411	$(705,411)	$—
Current portion of capital lease obligations	103,020	(11,255)	91,765
Accounts payable and accrued expenses	1,345,384	(273,926)	1,071,458

Total current liabilities	2,153,815	(990,592)	1,163,223

Long-term liabilities:
Seller-financed note payable, net of current portion	368,775	(368,775)	—
Capital lease obligations, net of current portion	30,754	(17,442)	13,312

Total long-term liabilities	399,529	(386,217)	13,312

Total liabilities	2,553,344	(1,376,809)	1,176,535

Shareholders’ equity:
Series A1 Convertible Preferred Stock, par value $.01 per share, 1,000,000 shares authorized, 266,750 shares issued and outstanding as of June 30, 2002	26,675,000	—	26,675,000
Common Stock, par value $.01 per share, 25,000,000 shares authorized, 7,635,848 shares issued and outstanding as of June 30, 2002	76,358	—	76,358
Additional paid-in capital	48,872,172	—	48,872,172
Accumulated deficit	(73,622,927)	(385,538)	(74,008,465)

Total shareholders’ equity	2,000,603	(385,538)	1,615,065

Total liabilities and shareholders’ equity	$4,553,947	$(1,762,347)	$2,791,600

See Notes to Condensed Pro Forma Financial Statements

MAREX, INC. AND SUBSIDIARIES

CONDENSED PRO FORMA STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 2001

		Disposition of
	Audited Results	Assets
	As Reported	Inc/(Dec)	Pro Forma Results

		(Unaudited)	(Unaudited)

Net sales	$6224731	$(361,420)	$261,311

Costs and expenses:
Cost of product sales	102,926	(102,926)	—
Product support and development	5,893,133	(381,641)	5,511,492
Selling and marketing	3,471,697	(130,375)	3,341,322
General and administrative	3,093,931	(68,221)	3,025,710
Impairment of software development costs	5,864,613	—	5,864,613
Stock-based compensation	476,140	—	476,140
Fair value of warrants	1,764,402	—	1,764,402

Total costs and expenses	20,666,842	(683,163)	19,983,679

Loss from operations	(20,044,111)	321,743	(19,722,368)

Other income (expense):
Interest income	472,261	(737)	471,524
Interest expense	(55,675)	22,246	(33,429)
Other	(237)	(335)	(572)

Total other income (expense)	(416,349)	21,174	437,523

Net loss	$(19,627,762)	$342,917	$(19,284,845)

Net loss per share, basic and diluted	$(2.67)		$(2.63)

Basic and diluted weighted average shares of Common Stock outstanding	7,344,075		7,344,075

See Notes to Condensed Pro Forma Financial Statement

MAREX, INC. AND SUBSIDIARIES

CONDENSED PRO FORMA STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002

		Disposition of
	Unaudited Results	Assets	Pro Forma
	As Reported	Inc/(Dec)	Results

		(Unaudited)	(Unaudited)

Net sales	$958,084	$(943,059)	$15,025

Costs and expenses:
Cost of product sales	135,022	(135,022)	—
Product support and development	1,953,161	(786,626)	1,166,535
Selling and marketing	989,966	(338,678)	651,288
General and administrative	1,950,579	(144,608)	1,805,971
Impairment of software development costs	468,546	—	468,546
Stock-based compensation	117,405	—	117,405

Total costs and expenses	5,614,679	(1,404,934)	4,209,745

Loss from operations	(4,656,595)	461,875	(4,194,720)

Other income (expense):
Interest income	36,818	(2,044)	34,774
Interest expense	(46,059)	20,354	(25,705)
Other	6,914	95	7,009

Total other income (expense)	(2,327)	18,405	16,078

Net loss	$(4,658,922)	$480,280	$(4,178,642)

Net loss per share, basic and diluted	$(0.61)		$(0.55)

Basic and diluted weighted average shares Of Common Stock outstanding	7,594,199		7,594,199

See Notes to Condensed Pro Forma Financial Statements

MAREX, INC. AND SUBSIDIARIES

NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation

These are unaudited pro forma financial statements and include all adjustments which, in the opinion of management, are necessary in order to make the pro forma financial statements not misleading. These financial statements have been prepared in accordance with the instructions to Form 8-K and do not include certain disclosures required by accounting principles generally accepted in the United States of America. Pro Forma results for the six months ended June 30, 2002 and the year ended December 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002 or future periods.

2. Cash and Cash Equivalents

The adjustment of $221,344 reflects the net cash that would have been received if the transaction would have been consummated on December 31, 2001.

3. Accounts Receivable, Net

The adjustment of $149,294 reflects the sale of net accounts receivable associated with the transaction, which principally consist of accounts receivable related to the sales of DockMaster software.

4. Property and Equipment, Net

The adjustment of $52,243 reflects the sale of net property and equipment associated with the transaction, principally office equipment and leasehold improvements.

5.     Software Development Costs, Net

The adjustment of $1,447,293 reflects the sale of the DockMaster software and software reseller agreements.

6. Goodwill

The adjustment of $304,086 reflects the elimination of goodwill associated with the Company’s acquisition of Software Support Team, Inc. in October 2001.

7. Seller-Financed Note Payable

The adjustments of $705,411 and $368,775 reflect the elimination of a seller-financed note payable related to the Company’s acquisition of Software Support Team, Inc. in October 2001. The seller-financed note payable was assumed by Exuma in the transaction.

8. Accounts Payable and Accrued Expenses

The adjustment of $273,936 reflects the assumption of operating liabilities by Exuma in the amount of $323,936 less the Company’s estimate of transaction costs for legal and accounting fees.

9. Net Sales

The adjustments of $943,059 for the six months ended June 30, 2002, and $361,420 for the twelve months ended December 31, 2001 reflect the elimination of the reported sales directly associated with the disposed assets.

10. Cost of Product Sales

The adjustments of $135,022 for the six months ended June 30, 2002, and $102,926 for the twelve months ended December 31, 2001 reflect the elimination of the reported cost of product sales directly associated with the disposed assets.

11. Product Support and Development

The adjustments of $786,626 for the six months ended June 30, 2002, and $381,641 for the twelve months ended December 31, 2001 reflect the elimination of the reported product support and development expenses, inclusive of amortization related to software development costs and depreciation expense related to disposed assets, directly associated with product support and development activities associated with the disposed assets.

12. Selling and Marketing

The adjustments of $338,678 for the six months ended June 30, 2002 and $130,375 for the twelve months ended December 31, 2001 reflect the elimination of the reported selling and marketing expenses, inclusive of depreciation expense related to disposed assets, directly associated with selling and marketing activities associated with the disposed assets.

13. General and Administrative

The adjustments of $144,608 for the six months ended June 30, 2002, and $68,221 for the twelve months ended December 31, 2001 reflect the elimination of the reported general and administrative expenses, inclusive of depreciation expense related to disposed assets, directly associated with general and administrative activities associated with the disposed assets.

14. Interest Expense

The adjustments of $20,354 for the six months ended June 30, 2002 and $22,246 for the twelve months ended December 31, 2001 reflect the elimination of the reported interest expense primarily related to the seller-financed note payable assumed by Exuma as a direct result of the transaction.

15. Material Nonrecurring Item

The pro forma results on the statement of operations are intended to present the continuing operations of the Company, before nonrecurring charges directly attributable to the disposition. This nonrecurring item consists of the loss recognized in the transaction, which is approximately $155,000 as of August 31, 2002. This nonrecurring item is reflected in the pro forma balance sheet as of December 31, 2001. Accordingly, the $385,538 adjustment to accumulated deficit in the pro forma balance sheet reflects the loss directly attributable to the transaction as if the transaction would have been consummated on December 31, 2001.

(c) Exhibits.

2.1	Asset Purchase Agreement by and between Exuma Technologies, Inc., a Florida corporation, Software Support Team, Inc., a Florida corporation, and Marex, Inc., a Florida corporation, dated as of August 15, 2002.*

The following exhibits and schedules to the Asset Purchase Agreement have been omitted:

Exhibit A	Bill of Sale

Exhibit B	Assignment of Trade Names and Intellectual Property Rights

Exhibit C	Assignment and Assumption of Contracts

Exhibit D	Assignment and Assumption of Real Property Lease

Exhibit E	Assignment of Representation and Warranties

Exhibit F	Assumption of Liabilities

Exhibit G-1	Promissory Notes made payable to Arthur Peacock

Exhibit G-2	Promissory Notes made payable to Albert Peacock

Exhibit H	Security Agreement in favor of Arthur Peacock and Albert Peacock

Schedule 2	Assets

Schedule 3	Excluded Assets

Schedule 4	Liabilities

Schedule 5(b)	Allocation of Purchase Price

Schedule 8(b)	Financial Information

Schedule 8(f)	Taxes

Schedule 8(l)	Contracts

Schedule 8(m)	Equipment and Inventory

Schedule 8(n)	Leases

Schedule 8(p)	Employees

Schedule 8(s)	Intellectual Property

Schedule 8(t)	Bank Accounts

99.2	Press Releases, dated July 24, 2002 and August 16, 2002.

*	Pursuant to Rule 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAREX, INC.

Dated: September 13, 2002	By: /s/ David A. Schwedel

David A. Schwedel Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Exuma Technologies, Inc., a Florida corporation, Software Support Team, Inc., a Florida corporation, and Marex, Inc., a Florida corporation, dated as of August 15, 2002.*(8)

3.1	Amended and Restated Articles of Incorporation of the Company (1)

3.2	Amended and Restated Bylaws of the Company (1)

3.3	Articles of Amendment to Amended and Restated Articles of Incorporation of the Company (3)

3.4	Articles of Amendment to Amended and Restated Articles of Incorporation of the Company (7)

4.1	Certificate of Designation for the Series A1 Convertible Preferred Stock, par value $.01 (3)

4.2	Securities Purchase Agreement among Marex, Inc. and Certain Purchasers, dated March 2, 2000 (3)

4.3	Registration Rights Agreement among Marex, Inc. and Certain Purchasers, dated March 2, 2000 (3)

10.1	1996 Incentive Stock Option Plan, as amended (1)

10.2	Amended and Restated 1997 Stock Option Plan (2)

10.3	Company’s Office Lease, 2701 South Bayshore Dr., Miami, FL, as amended (4)

10.4	Company’s Office Lease, 5835 Blue Lagoon Dr., Miami, FL, as amended (5)

10.5	Stock Purchase Agreement among Marex, Inc., Software Support Team, Inc., Arthur M. Peacock and Albert L. Peacock, dated September 21, 2001 (6)

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002(7)

99.2	Press Releases, dated July 24, 2002 and August 16, 2002.(8)

(1)	Previously filed as an exhibit to the Company’s Form 10-SB and Amendment No. 1 to Form 10-SB.
(2)	Previously filed as part of the Company’s Form DEFS14A filed on October 19, 1999.
(3)	Previously filed as an exhibit to the Company’s Form 8-K filed on March 8, 2000.
(4)	Previously filed as an exhibit to the Company’s Form 10-K filed on March 23, 2000.
(5)	Previously filed as an exhibit to the Company’s Form 10-K filed on March 23, 2001.
(6)	Previously filed as an exhibit to the Company’s Form 8-K filed on October 16, 2001.
(7)	Previously filed as an exhibit to the Company’s Form 10-Q filed on August 14, 2001.
(8)	Filed herewith.
*	Pursuant to Rule 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.